Exhibit 99.1
Independent Accountant’s Report

Byrider Holding Corp.
12802 Hamilton Crossing Blvd.
Carmel, IN 46032

and

Deutsche Bank Securities Inc.
Structured Credit
One Columbus Circle, 5th Floor
New York, NY 10019-8735

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of Byrider Holding Corp. referred to herein as the “Company” or “Responsible Party” for the purpose of assisting the Company and Deutsche Bank Securities Inc. (collectively, the “Specified Parties” or “you”) in comparing specified attributes to source documents as listed in Exhibit A and specified attributes to the Discover loan system as listed in Exhibit C in connection with the issuance of automobile finance receivables-backed notes issued by CarNow Auto Receivables Trust 2023-1 in accordance with the confidential Preliminary Offering Memorandum (“Proposed Transaction”). The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A and specified attributes to the Discover loan system as listed in Exhibit C in connection with the issuance of automobile finance receivables-backed notes issued by CarNow Auto Receivables Trust 2023-1 in accordance with the Proposed Transaction. The Responsible Party is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A and specified attributes to the Discover loan system as listed in Exhibit C in connection with the Proposed Transaction. Additionally, Deutsche Bank Securities Inc. has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings
For the purposes of this report:

i.	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes.”
On October 5, 2022, the Specified Parties provided us with a sample of 210 individual customer loans as of September 30, 2022, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated August 25, 2022, on the sample of 210 individual customer loans. From October 5, 2022 to October 15, 2022, we were provided with the source documents referenced in Exhibit A related to the respective 210 individual customer loans. On January 4, 2023, we were provided with an updated Loan Data File containing 12,867 individual customer loans as of December 31, 2022 herein referred to as “Underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. We compared the sample of 210 individual customer loans to the updated Loan Data File and noted that 175 individual customer loans out of the 210 individual loans within the sample were included in the updated Loan Data File. On January 4, 2023, the Specified Parties provided us with a sample of 210 individual customer loans (175 from October 5, 2022 and 35 new) as of December 31, 2022, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated August 25, 2022, on the additional sample of 35 individual customer loans. From January 4, 2023 to January 13, 2023, we were provided with the source documents referenced in Exhibit A related to the respective additional 35 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We identified the exceptions noted in Exhibit D.

For the sample, we recalculated the scheduled contract maturity date based on the term of the retail installment contract set forth on the Loan Data File and the due date for the first scheduled principal and interest payment set forth on the Loan Data File. We then compared our recalculation to the source document. In recalculating the maturity date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity Date: First payment date used in the calculation +/- 1 day tolerance

We noted no exceptions in our comparison of the recalculations to the source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

In addition to the procedures described above, for each of the items in the Sample, we agreed each customer’s A.R.E. Tier and the number of times the customer was more than 30-plus days delinquent at the end of the month from the Loan Data File to the Company’s Discover loan system (see the attached Exhibit C).

We also performed the following procedures on the sample of 210 Underlying Assets:

•	Inspected presence of signed credit application, electronic copy.

•	Inspected presence of certificate of title or title application, electronic copy.

•
Compared the name of the legal owner from the retail installment contract to the name on the vehicle title, if the vehicle title was present in the file. If the vehicle title was not present in the file, we compared the name of the legal owner from the retail installment contract to the title application.

•	Inspected the vehicle title and verified that the lien holder on the vehicle title is CarNow Acceptance Corp., CNAC, Byrider Finance or related affiliates.

•	Inspected the presence of the agreement to provide insurance.

•	Inspected the deferred down payment receivable listing and verified that each customer’s deferred down payment had a zero balance.

•	Compared the vehicle mileage listed in the Loan Data File to the odometer disclosure statement or retail installment contract if included on the contract.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A and specified attributes to the Discover loan system as listed in Exhibit C in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited, to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no other procedures other than those listed above and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the specified agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Loan Data File.

The procedures listed in this report should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Proposed Transaction.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Las Vegas, Nevada
January 18, 2023

Exhibit A

Exhibit B
Specified Attributes Provided by the Company

Below is a list of additional Specified Attributes included in the Loan Data File provided to us by the Company. These Specified Attributes were not compared to source documents as part of our due diligence procedures.

Exhibit B (Continued)

Exhibit C
Schedule of 210 Underlying Assets

Exhibit C (Continued)

Exhibit C (Continued)

Exhibit C (Continued)

Exhibit D
Schedule of exceptions identified